================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 9, 2001


                              TRITON ENERGY LIMITED
             (Exact name of registrant as specified in its charter)



       CAYMAN ISLANDS                      1-11675                  NONE
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
      incorporation)                                         Identification No.)



     CALEDONIAN HOUSE, JENNETT STREET
               P.O. BOX 1043
                GEORGE TOWN
        GRAND CAYMAN, CAYMAN ISLANDS                                    NA
   (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (345) 949-0050


                                       N/A
          (Former name or former address, if changed since last report)



================================================================================

ITEM 5.  OTHER EVENTS.

         On July 10, 2001, Triton Energy Limited, a company limited by shares organized under the laws of the Cayman Islands ("Triton"), and Amerada Hess Corporation, a Delaware corporation ("Amerada Hess"), issued a joint press release announcing that Triton and Amerada Hess had entered into an Acquisition Agreement, dated as of July 9, 2001, under which Amerada Hess, through its wholly-owned subsidiary Amerada Hess (Cayman) Limited ("AHC Sub"), will commence a cash tender offer (the "Offer") for all of the outstanding ordinary shares of Triton (together with associated rights to purchase series A junior participating preference shares under Triton's Rights Agreement, dated March 25, 1996, as amended), including ordinary shares that are issued upon conversion of Triton's outstanding 8% convertible preference shares ("preference shares") by holders thereof before the expiration of the Offer, for U.S.$45.00 per ordinary share in cash. The Offer is conditioned upon, among other things, there being validly tendered, and not withdrawn prior to the expiration of the Offer, that number of ordinary shares which represent at least 90% in value of the outstanding ordinary shares of Triton, determined on a fully-diluted basis.
This condition may be reduced, at the direction of Amerada Hess, to a number of ordinary shares representing a majority of the total number of votes of the outstanding ordinary shares on a fully-diluted basis. The Offer also is subject to regulatory approvals and other customary conditions, but the Offer is not subject to any financing condition.

         If following the Offer Amerada Hess directly or indirectly owns at least 90% in value of the ordinary shares, Amerada Hess and Triton will take all necessary action to complete a compulsory acquisition of the ordinary shares not tendered in the Offer as promptly as practicable following the completion of the Offer. The purchase price for the ordinary shares in the compulsory acquisition would be the same as the price paid in the Offer. If Amerada Hess does not directly or indirectly own at least 90% in value of the ordinary shares following the Offer, then, upon the request of Amerada Hess, Triton will pursue a scheme of arrangement under Cayman Islands law pursuant to which the outstanding ordinary shares and preference shares that are not owned directly or indirectly by Amerada Hess would be purchased by AHC Sub at a per share price of U.S.$45.00 cash for each ordinary share and U.S.$180.00, plus accumulated and unpaid dividends, cash for each preference share.

         On July 9, 2001, Amerada Hess, AHC Sub, and Triton also entered into a Principal Shareholders Agreement with HM4 Triton, L.P. and certain other principal shareholders of Triton, who together hold ordinary shares and preference shares representing, in the aggregate, approximately 38% of the outstanding ordinary shares of Triton, determined on a fully-diluted basis assuming conversion of each preference share into four ordinary shares. Pursuant to the Principal Shareholders Agreement, the principal shareholders have agreed to tender their ordinary shares (including ordinary shares issuable upon conversion of the outstanding preference shares) in the Offer. In addition, on the terms and subject to the conditions set forth in the Principal Shareholders Agreement, Amerada Hess has agreed to purchase, and the principal shareholders have agreed to sell to Amerada Hess, the ordinary shares and preference shares of the principal shareholders that may be held by the principal shareholders after the expiration or termination of the Offer for U.S. $45.00 cash per ordinary share and $180.00, plus accumulated and unpaid dividends, cash per preference share.

         The Shareholders Agreement, dated as of September 30, 1998, as amended, between Triton and HM4 Triton, L.P. was amended on July 9, 2001, to provide, among other things, that upon acquisition of HM4 Triton, L.P.'s ordinary shares and preference shares pursuant to the Principal Shareholders Agreement, whether such shares are purchased in the Offer or otherwise, Amerada Hess will be entitled to the same rights and subject to the same restrictions under the Shareholders Agreement to which HM4 Triton, L.P. currently is entitled or subject. The rights of HM4 Triton, L.P., under the Shareholders Agreement include, among others, the right to designate up to four directors to Triton's board of directors and the right to approve or disapprove of certain major events or transactions of Triton.

         The Rights Agreement, dated as of March 25, 1996, as amended, between Triton and Mellon Investor Services LLC, as rights agent, was amended on July 9, 2001, to provide, among other things, that the Rights Agreement will be inapplicable to the transactions described above.

         The foregoing descriptions of the Acquisition Agreement, Principal Shareholders Agreement and amendments to the Shareholders Agreement and Rights Agreement are summaries and do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed herewith as exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  2.1 Acquisition Agreement, dated July 9, 2001, by and among Amerada Hess Corporation, Amerada Hess (Cayman) Limited and Triton Energy Limited. (1)

                  4.1 Amendment No. 4 to Rights Agreement, dated July 9, 2001, by and between Triton Energy Limited and Mellon Investor Services LLC. (1)

                  10.1 Principal Shareholders Agreement, dated July 9, 2001, by and among Amerada Hess Corporation, Amerada Hess (Cayman) Limited, Triton Energy Limited and the other Shareholders of Triton Energy Limited listed on Exhibit A Thereto. (1)

                  10.2 Amendment No. 2 to Shareholders Agreement, dated July 9, 2001. by and between Triton Energy Limited and HM4 Triton, L.P. (1)

                  99.1     Press Release, dated July 10, 2001. (2)

-----------

(1)      Filed herewith.

(2) Previously filed as an exhibit to Schedule 14D-9 filed by the registrant on July 10, 2001, and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TRITON ENERGY LIMITED


Date:  July 10, 2001                       By:  /s/ W. GREG DUNLEVY
                                                --------------------------------
                                           Name:  W. Greg Dunlevy
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------
                  2.1      Acquisition Agreement, dated July 9, 2001, by and
                           among Amerada Hess Corporation, Amerada Hess (Cayman)
                           Limited and Triton Energy Limited. (1)

                  4.1      Amendment No. 4 to Rights Agreement, dated July 9,
                           2001, by and between Triton Energy Limited and Mellon
                           Investor Services LLC. (1)

                  10.1 Principal Shareholders Agreement, dated July 9, 2001, by and among Amerada Hess Corporation, Amerada Hess
                           (Cayman) Limited, Triton Energy Limited and the other
                           Shareholders of Triton Energy Limited listed on
                           Exhibit A Thereto. (1)

                  10.2     Amendment No. 2 to Shareholders Agreement, dated July
                           9, 2001. by and between Triton Energy Limited and HM4
                           Triton, L.P. (1)

                  99.1     Press Release, dated July 10, 2001. (2)


-----------

(1)      Filed herewith.

(2) Previously filed as an exhibit to Schedule 14D-9 filed by the registrant on July 10, 2001, and incorporated herein by reference.